SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                           ___________


                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



  Date of Report (Date of earliest event report)  March 11, 1997
(March 11, 1997)


                        GLOBAL MARINE INC.
__________________________________________________________________
        (Exact name or registrant as specified in charter)



          Delaware                1-5471              95-1849298
   ____________________      ________________       ________________
State or other jurisdiction     (Commission         (IRS employer
    of incorporation)           file number)        identification no.)



 777 N. Eldridge Road, Houston, Texas                77079
_______________________________________             ____________
(Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code (281) 596-5100

ITEM 5.   OTHER EVENTS.


On March 11, 1997, the Company purchased the full $1,070,000 aggregate principal amount of its 12-3/4% Senior Secured Notes due 1999 tendered under the terms of its recent Note purchase offer, which expired at 12:00 noon, New York City time, on March 4, 1997. The offer was made under terms of the Note indenture requiring that the company offer to purchase Notes up to an aggregate principal amount of $55,281,000, which was equal to excess cash flow as defined in the indenture. Under the terms of the offer, holders had the right to require the company to repurchase the Notes at a cash purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, which resulted in a total payment by the company of $1,102,592.



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        GLOBAL MARINE INC.



Date:  March 11, 1997       By:  /s/ Jerry C. Martin
                                 Jerry C. Martin
                                 Senior Vice President
                                 and Chief Financial Officer